UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 24, 2006
STERLING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard Lancaster, PA	17601-4133

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (717) 581-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On January 24, 2006, Sterling Financial Corporation filed a Current Report on Form 8-K announcing fourth quarter 2005 earnings. The unaudited balance sheet and unaudited statement of income contained table formatting errors that caused the financial information to be difficult to read. The purpose of this amendment is to correct the formatting. All other information in this Report and related press release attached as Exhibit 99.1 to this Current Report on Form 8-K/A remains unchanged.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1 Sterling Financial Corporation press release dated January 24, 2006
The information contained in this Current Report on Form 8-K/A, including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
Date: January 26, 2006	By:	/s/ Jean Svoboda
Jean Svoboda
Vice President and General Counsel

EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original
99.1	Sterling Financial Corporation press release dated January 24, 2006	5

4